Bailard Opportunity Fund Group, Inc.

Supplement Dated February 24, 2006

To Prospectus and Statement of Additional Information Dated January 27, 2006

The following information supplements the foregoing Prospectus and Statement of Additional Information with respect to the Bailard Bond Opportunity Fund:

Bailard, Inc., the investment adviser (the “Adviser”) to the Bailard Bond Opportunity Fund (the “Bond Fund”), has recommended to the Board of Directors (the “Board”) of the Bailard Opportunity Fund Group, Inc. (the “Company”) that the Bond Fund be liquidated and that the Company be dissolved.

As disclosed in the January 27, 2006 Supplement to the Company’s Prospectus and Statement of Additional Information, it has been proposed that the three other series of the Company, the Bailard Cognitive Value Fund, the Bailard Enhanced Growth Fund and the Bailard International Equity Fund, be reorganized into the three newly-established series of HighMark Funds, subject to the approval of stockholders of the respective series at a meeting to be held on March 30, 2006. Upon consummation of these reorganizations, the Bond Fund would be the sole remaining series of the Company. The size of the Bond Fund is relatively small and the Adviser believes that that it is unlikely that the Bond Fund will experience material asset growth in the foreseeable future. As a result, it is expected that the expense ratio of the Bond Fund will increase at the same time as long-term interest rates remain relatively low in the current market environment. In addition, the Adviser has indicated to the Board its desire to focus on providing advisory services to its clients and to discontinue the increasing burdens of sponsoring and administering a registered investment company.

To effect the liquidation of the Bond Fund in an orderly and cost-effective manner, the Company is requesting all Bond Fund stockholders to redeem their shares voluntarily as of March 29, 2006, (the “Redemption Date”). No redemption fee will be charged. Further information about the procedure for redeeming shares on the Redemption Date will be provided in a separate letter to stockholders from the Adviser or Bailard Fund Services, Inc., the Distributor of the Bond Fund. Of course, stockholders are free to redeem their shares in accordance with the Prospectus at any time if they desire.

If all stockholders of the Bond Fund do not redeem their shares voluntarily by the Redemption Date, the Company may be required to hold a special stockholder meeting to approve the liquidation of the Bond Fund and the dissolution of the Company. Any such meeting would likely be held in the second quarter of 2006. Pending such meeting, the stockholders remaining in the Bond Fund would continue to bear the ordinary operating expenses of the Bond Fund. These expenses are likely to increase on a per share basis, perhaps substantially, as assets of the Bond Fund decline due to redemptions or otherwise. More than 96% of the shares of the Bond Fund are currently held by individual advisory clients of the Adviser, and the Adviser intends to redeem all such shares as of the Redemption Date.

In anticipation of the liquidation of the Bond Fund, further sales of the Bond Fund’s shares have been suspended, except any sales upon reinvestment of any dividends or other distributions declared by the Bond Fund. The Adviser has commenced an orderly sale of the Bond Fund’s portfolio securities. In order to maintain the Fund’s exposure to interest rate movements, the Adviser expects to invest the sale proceeds primarily in U.S. Treasury securities of varying maturities during the period prior to the liquidation. Nevertheless, the Bond Fund may not continue to meet its investment objectives during this transition period.

All expenses incurred by the Bond Fund and the Company in connection with the liquidation and dissolution, other than ordinary operating expenses and brokerage commissions and other transaction costs associated with the sale of the Bond Fund’s portfolio securities, will be borne by the Adviser.